Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICERPURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KeyOn Communications Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Annette Eggert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 7, 2010	By:	/s/ Jonathan Snyder
Jonathan Snyder
Chief Financial Officer
(Principal Financial Officer)